(LOGO)

Annual Report
December 31, 1999

Prudential
High Yield Fund, Inc.

(LOGO)

A Message from the Fund's President      February 3, 2000
(PHOTO)


Dear Shareholder,

Prudential High Yield Fund's Class A shares provided a 3.38% return for 1999 that lagged the 4.53% return on the Lipper High Current
Yield Fund Average but beat the 2.39% return on the Lehman Brothers High Yield Bond Index.

The Fund trailed its benchmark Lipper Average in 1999 primarily because it had only a modest exposure to common stock and emerging market bonds. Having a larger common stock position would not have helped the Fund achieve its major investment objective, which is to maximize current income. Furthermore, while some sectors of the U.S. stock market posted spectacular returns in 1999, keep in mind that stock prices are much more volatile than bond prices and can hurt as well as enhance a portfolio's performance.

As for emerging market bonds, a resurgence in global economic activity boosted investors' confidence in these debt securities. Lehman Brothers indexes showed they performed better than all other bond markets in 1999 but finished in last place in 1998. This volatile performance is characteristic of emerging market bonds, and is the chief reason that the Fund's exposure to these debt securities remains very limited.

The low absolute returns provided by the Fund, its Lipper
Average, and the Lehman High Yield Index were a reflection of the bearish conditions in U.S. bond markets during 1999.
The Federal Reserve repeatedly increased a key short-term interest rate to rein in U.S. economic growth and avoid higher inflation. The changes in monetary policy caused investors to require higher yields on U.S.
bonds, which caused bond prices to fall.

The following report takes a closer look at developments in the high-yield bond market, and explains how the Fund was positioned accordingly.

Sincerely,

John R. Strangfeld
President
Prudential High Yield Fund, Inc.

Performance Review

(PHOTO) (PHOTO)

Team portfolio managers Casey Walsh (High
Yield [Sector] Team Leader) and George Edwards

Investment Goals and Style

The Fund's primary investment objective is to maximize current income through investment in a diversified portfolio of high-yield, fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in corporate bonds rated BB or lower by independent rating agencies. Bonds rated BB or lower are below investment grade and are commonly known as "junk bonds." As a result, they are subject to greater risk of default than investment-grade bonds. The Fund is well diversified. Within the "junk bond" market, our research staff looks for bonds with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objectives.

U.S. bond markets wracked by tough times in 1999
Fixed-income markets in the United States sold off sharply in 1999, battered by the threat of mounting inflationary pressures. In its ninth year of expansion, the U.S. economy grew so rapidly that many investors feared it would cause a build-up in inflation. Higher inflation particularly hurts those on fixed incomes whose buying power declines if their incomes are not adjusted for the rise in prices. Investors also dislike rising inflation because it erodes the value of bonds' fixed interest payments.

As it turned out, inflation remained relatively subdued in the United States during 1999, but there were valid reasons to fear that price pressures would accelerate. The price of crude oil more than doubled in 1999, and the lowest
U.S. unemployment rate in 30 years led to fears that employers would have to pay higher wages to attract and keep workers. In order to curb economic growth and keep inflation in check, the Federal Reserve raised the federal funds rate (what banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November 1999, which pushed it to 5.50%. Increasing this rate can slow economic growth by driving borrowing costs higher for consumers and businesses. To keep pace with these changes in U.S. monetary policy, investors required higher yields (and lower prices) on U.S.
bonds, including "junk bonds". The low absolute returns of the Fund and its Lipper Average reflected this negative trend.

Fund hurt by low exposure to emerging market bonds
Although brisk economic growth hurt U.S. fixed-income markets, a pickup in global economic activity benefited emerging market bonds in 1999. Investors felt more confident about owning these risky debt securities as the world economy began to recover in 1999 from a global finan-

Dividend Adjustment
Effective with the March distribution (payable 3/21/00), shareholders of the Prudential High Yield Fund will see their monthly dividend reduced by $0.005 per share (Class
A, B, C, and Z). This change reflects the general trend toward lower interest rates (prior to the recent spike in rates). The Fund has continued to emphasize solid, single B-rated holdings in large, liquid companies, and the High Yield Sector team has refused to chase yield by having a large exposure to the lowest rated high-yield bonds.

cial crisis that occurred in 1997 and 1998.
As a result, the Lehman Brothers Emerging Market Index returned a stellar 23.07% in 1999. Prudential High Yield
Fund held only 2.4% of its total investments in emerging market bonds as of December 31, 1999. We typically limit exposure because returns on emerging market bonds have historically been very volatile due to the social, political, and currency risks. Unfortunately in 1999, the Fund's small position in this market was a key reason its annual returns lagged its benchmark Lipper
Average.

More common stock would
have boosted Fund returns
The Fund's returns would have been more competitive had we selectively increased its exposure to common stocks.
1999 saw a record level of stock issuance by high-yield companies led by the telecommunications, cable, and technology sectors. High-yield equity securities of these three industries posted spectacular returns.
But the Fund reaped scant benefit from this rally because common stocks accounted for only 1.1% of its total investments at the end of 1999. We chose not to emphasize common stocks because a larger exposure to noninterest-bearing securities would not help the Fund provide high current income, which is its primary investment objective.

Performance at a Glance
Cumulative Total Returns1              As of 12/31/99
                                       One     Five       Ten      Since
                                       Year    Years     Years   Inception2
Class A                                3.38%   54.98%     N/A      151.17%
Class B                                2.86    50.57    137.50%    550.96
Class C                                2.86    50.57      N/A       49.39
Class Z                                3.79     N/A       N/A       27.53
Lipper High Current Yield Fund Avg.3   4.53    53.09    161.34      ***

Average Annual Total Returns1                        As of 12/31/99
                                       One     Five       Ten      Since
                                       Year    Years     Years   Inception2
Class A                               -0.76%   8.27%      N/A       9.26%
Class B                               -2.14    8.39      9.04%      9.44
Class C                                0.83    8.31       N/A       7.49
Class Z                                3.79    N/A        N/A       6.55

Distributions and Yields                             As of 12/31/99
                             Total
                          Distributions      30-Day
                         Paid for 12 Mos.   SEC Yield
Class A                       $0.76           9.91%
Class B                       $0.72           9.62
Class C                       $0.72           9.73
Class Z                       $0.78          10.56

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the High Current Yield Fund category. The Lipper average is unmanaged. High Current Yield funds aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

*** Lipper Since Inception returns are 168.23% for
Class A, 661.21% for Class B, 52.08% for Class C, and 27.49% for Class Z, based on all funds in each share class.

Review Cont'd.

The Fund beat the Lehman High Yield Index
Despite the difficult conditions that persisted in U.S. bond markets, the Fund still beat the Lehman
Brothers U.S. Corporate High Yield Index, which provided a 2.39% return in 1999. (This return was the highest of all U.S. fixed-income markets in 1999.) The Fund benefited from having a larger exposure to telecommunications bonds relative to the Index. Although some of the Fund's telecommunications bonds had traded in a volatile fashion earlier in the year, the sector, as a whole, performed well in 1999. We particularly favored bonds of wireless companies because there is a high likelihood of consolidation in that industry. We also favored wireline companies that have larger capitalizations.
The telecommunications industry overall continues to offer solid potential for earnings growth as well as potential for positive event risk, such as acquisitions or business combinations. We increased telecommunications bonds to 22.6% of the Fund's total investments as of December 31, 1999, from 17.0% a year earlier by purchasing newly issued bonds of companies such as Nextel, Voicestream, and Global Telesystems.

We also focused on adding larger bond issues to the Fund throughout the year. They are more liquid, or easier to buy and sell, than smaller bond issues. During the global financial crisis of 1997 and 1998, many cautious investors flocked to the most liquid of all bonds--recently issued U.S. Treasury securities. Even though the world economy began recovering from the global financial crisis in 1999, there remained a strong preference for the most liquid "junk bonds" among buyers of high-yield debt securities.

Meanwhile, we cut back on healthcare bonds, which stood at 5.3% of the Fund's total investments as of December 31, 1999--down from 7.0% a year earlier. We worried that regulatory changes in the United States could hurt the healthcare industry's profitability.
Within the "junk bond" market, healthcare was one of the poorest performing sectors in 1999.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99

Nextel Communications, Inc.        2.6%
CSC Holdings, Inc.                 2.2
AES Corp.   1.9
Allied Waste North America, Inc.   1.8
Intermedia Communications, Inc.    1.1

Portfolio Composition
Expressed as a percentage of total investments* as of 12/31/99

Baa                 1.1%
Ba                 17.3
B                  61.6
Caa or lower        6.9
Not Rated           4.8
Equities & Other    6.4
Cash & Equivalents  1.9

* Excludes cash received as a result of securities on loan

Looking Ahead

The Fund continues to focus on large, liquid issues of high-yield bonds. Their prices tend to be more stable during turbulent periods in the financial markets, and these bonds offer attractive yields relative to the yields on comparable U.S. Treasury securities. In addition, the Fund is rebuilding its exposure to bonds of energy and paper companies whose earnings prospects appear promising in the near term.

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
CORPORATE BONDS--90.3%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.2%
BE Aerospace, Inc.,
   Sr. Sub. Notes                                            B1            8.00%      3/01/08    $     2,500       $    2,156,250
   Sr. Sub. Notes                                            B1            9.50      11/01/08          3,500            3,272,500
Compass Aerospace Corp., Sr. Sub. Notes                      B3           10.125      4/15/05          3,250            1,787,500
                                                                                                                   --------------
                                                                                                                        7,216,250
------------------------------------------------------------------------------------------------------------------------------
Automotive Parts--2.8%
Foamex JPS Automotive LLC., Sr. Notes                        B1           11.125      6/15/01         18,405           18,312,975
Hayes Wheels Int'l., Inc.,
   Sr. Sub. Notes                                            B2           11.00       7/15/06         32,000           33,440,000
   Sr. Sub. Notes                                            B2            9.125      7/15/07          3,000            2,902,500
   Sr. Sub. Notes                                            B3            9.125      7/15/07          1,875            1,804,687
Lear Corp.,
   Sr. Notes                                                 Ba1           7.96       5/15/05          4,900            4,753,000
   Sr. Notes                                                 Ba1           8.11       5/15/09         12,350           11,856,000
Paragon Corporate Holdings, Inc., Sr. Notes                  B3            9.625      4/01/08          7,500            2,250,000
Standyne Automotive Corp., Sr. Sub. Notes                    B(a)         10.25      12/15/07         10,550            8,545,500
Tenneco Automotive, Inc., Sr. Sub. Notes                     B2           11.625     10/15/09          9,860           10,007,900
Venture Holdings, Sr. Notes                                  B2            9.50       7/01/05         15,150           13,786,500
                                                                                                                   --------------
                                                                                                                      107,659,062
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media--4.7%
American Lawyer Media, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/15/02)             CCC+(a)      12.25      12/15/08         10,500            7,271,250
   Sr. Sub. Notes                                            B1            9.75      12/15/07          3,700            3,598,250
AMSC Acquisition, Inc., Sr. Notes                            NR           12.25       4/01/08         10,000            8,200,000
Capstar Radio Broadcasting,
   Sr. Disc. Notes, Zero Coupon (until 2/1/02)               B2           12.75       2/01/09         16,675           14,903,281
   Sr. Sub. Notes                                            B2            9.25       7/01/07         12,000           12,210,000
Chancellor Media Corp., Sr. Sub. Notes                       B1            9.00      10/01/08          4,275            4,446,000
Garden State Newspapers, Inc., Sr. Sub. Notes                B1            8.75      10/01/09            600              558,000
Globo Communicacoes, Sr. Notes (Brazil)                      B2           10.50      12/20/06          6,000(i)         4,980,000
Grupo Televisa S.A., Sr. Disc. Notes (Mexico),
   Zero Coupon (until 5/15/01)                               Ba2          13.25       5/15/08          4,705(g)(i)      4,293,313
Lamar Advertising Co., Sr. Sub. Notes                        B1            9.625     12/01/06          8,500(g)         8,733,750
Liberty Group Publishing, Inc.,
   Sr. Disc. Deb., Zero Coupon (until 2/1/03)                CCC+(a)      11.625      2/01/09          5,625            2,812,500
   Sr. Sub. Notes                                            CCC+(a)       9.375      2/01/08          6,550            5,829,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   B3          10.00        3/01/08    $    17,400(g)    $   11,745,000
Mail-Well Corp., Sr. Sub. Notes                              B1            8.75%     12/15/08          8,000            7,600,000
Paxson Communications Corp., Sr. Sub. Notes                  B3           11.625     10/01/02          5,295            5,467,087
Production Resource LLC., Sr. Sub. Notes                     B-(a)        11.50       1/15/08         15,000           13,350,000
SFX Broadcasting, Inc., Sr. Sub. Notes                       B3            9.125      2/01/08         19,000           17,907,500
Spectrasite Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/04)                               NR           11.25       4/15/09          5,500            2,915,000
Sun Media Corp., Sr. Sub. Notes (Canada)                     B2            9.50       5/15/07          9,522(i)         9,450,585
Transwestern Publishing Co., Sr. Sub. Notes                  B2            9.625     11/15/07          5,250            5,223,750
World Color Press, Inc.,
   Sr. Sub. Notes                                            Baa3          8.375     11/15/08          4,750            4,643,125
   Sr. Sub. Notes                                            Baa3          7.75       2/15/09         13,500           12,892,500
Young America Corp., Sr. Sub. Notes                          B3           11.625      2/15/06          9,400            7,050,000
                                                                                                                   --------------
                                                                                                                      176,080,391
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--2.7%
Ainsworth Lumber Ltd., Sr. Notes                             B3           12.50       7/15/07         15,500           17,127,500
American Builders, Sr. Sub. Notes                            B3           10.625      5/15/07          5,000            4,600,000
Building Materials Corp., Sr. Notes                          Ba3           8.00      12/01/08          1,750            1,579,375
Congoleum Corp., Sr. Notes                                   B1            8.625      8/01/08          6,000            5,280,000
D.R. Horton, Inc., Sr. Notes                                 Ba1           8.375      6/15/04          5,420            5,230,300
Del Webb Corp., Sr. Sub. Deb.                                B2            9.375      5/01/09          6,950            6,359,250
Falcon Holdings Group, L.P.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)              B2            9.285      4/15/10         13,500           10,125,000
   Sr. Notes                                                 B2            8.375      4/15/10          5,000            5,050,000
Kaufman & Broad Home Corp., Sr. Sub. Notes                   Ba3           9.625     11/15/06         27,750           28,443,750
Kevco, Inc., Sr. Sub. Notes                                  B3           10.375     12/01/07         11,000            2,970,000
Nortek, Inc.,
   Sr. Notes                                                 B1            9.25       3/15/07         11,405           11,119,875
   Sr. Notes                                                 B1            9.125      9/01/07            500              485,000
Standard Pacific Corp., Sr. Sub. Notes                       Ba2           8.50       4/01/09          4,000            3,740,000
                                                                                                                   --------------
                                                                                                                      102,110,050
------------------------------------------------------------------------------------------------------------------------------
Cable--6.8%
Adelphia Communications Corp.,
   Sr. Notes                                                 B1            8.125      7/15/03          3,120            2,979,600
   Sr. Notes                                                 B+(a)         9.50       2/15/04            342              345,221
   Sr. Notes                                                 B1           10.50       7/15/04         11,300           11,780,250
Avalon Cable Holdings LLC., Sr. Disc. Notes,
   Zero Coupon (until 12/1/03)                               B2           11.875     12/01/08          8,000            5,220,000
Century Communications Corp. Sr. Notes,                      B1          Zero         3/15/03          2,000            1,425,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Charter Communications Holdings LLC.,
   Sr. Disc. Notes, Zero Coupon (until 4/1/04)               B2           9.92 %      4/01/11    $    10,755       $    6,399,225
   Sr. Notes                                                 B2           8.625       4/01/09         15,750(g)        14,686,875
Classic Cable, Inc., Sr. Sub. Notes                          B3           9.375       8/01/09          6,150            5,934,750
Coaxial Communications, Inc., Sr. Notes                      B3          10.00        8/15/06          5,750            5,635,000
Comcast UK Cable Corp., Sr. Disc. Deb., Zero Coupon
   (until 11/15/00)                                          B2          11.20       11/15/07         17,000           16,150,000
Diamond Cable Co., (United Kingdom)
   Sr. Disc. Notes                                           B3          13.25        9/30/04         10,010(i)        10,748,238
   Sr. Disc. Notes, Zero Coupon (until 12/15/00)             B3          11.75       12/15/05          9,275(i)         8,764,875
International Cabletel, Inc.,
   Sr. Def'd. Coupon Notes, Ser. B, Zero Coupon (until
      2/1/01)                                                B3          11.50        2/01/06          2,900            2,610,000
   Sr. Disc. Notes, Zero Coupon (until 4/15/00)              B3          12.75        4/15/05         19,450           19,450,000
Mediacom LLC./Capital Corp., Sr. Notes                       B2           7.875       2/15/11         11,250            9,900,000
Multicanal S.A., Notes (Argentina)                           B1          13.125       4/15/09          5,750(g)(i)      5,663,750
NTL, Inc.,
   Sr. Notes Zero Coupon (until 10/1/03)                     B3          12.375      10/01/08          5,750            4,053,750
   Sr. Notes, Zero Coupon (until 4/1/03)                     B3           9.75        4/01/08         25,500           17,595,000
Rogers Cablesystems, Inc., (Canada) Sr. Sec'd. Notes         Ba3         10.00        3/15/05         13,750(i)        14,712,500
Rogers Cantel, Inc., (Canada) Sr. Sub. Notes                 B2           8.80       10/01/07          4,750(i)         4,750,000
Telewest Plc, Sr. Disc. Deb., (United Kingdom)
   Zero Coupon (until 10/1/00)                               B1          11.00       10/01/07          5,900(i)         5,501,750
TVN Entertainment Corp., Sr. Notes                           NR          14.00        8/01/08         15,000            5,250,000
United Int'l. Holdings, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)                                           B3          10.75        2/15/08         56,500(g)        36,160,000
United Pan-Europe Communications, Inc.,
   Sr. Disc. Notes                                           B2           Zero        8/01/09         21,585           12,195,525
   Sr. Notes                                                 B2          10.875       8/01/09         26,390           26,785,850
                                                                                                                   --------------
                                                                                                                      254,697,159
------------------------------------------------------------------------------------------------------------------------------
Capital Goods--1.9%
Allied Waste North America, Inc.,
   Sr. Notes                                                 Ba3           7.625      1/01/06          9,000            8,100,000
   Sr. Notes                                                 Ba3           7.875      1/01/09         25,500           22,440,000
   Sr. Sub. Notes                                            B2           10.00       8/01/09         41,200           36,668,000
Continental Global Group, Inc., Sr. Notes                    B2           11.00       4/01/07         10,000            4,900,000
                                                                                                                   --------------
                                                                                                                       72,108,000
------------------------------------------------------------------------------------------------------------------------------
Casinos--2.4%
Aladdin Gaming, Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   CCC-(a)      13.50       3/01/10         14,000            5,600,000
Alliance Gaming Corp., Sr. Sub. Notes                        B3           10.00       8/01/07          2,075            1,156,813

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Casinos (cont'd.)
Aztar Corp., Sr. Sub. Notes                                  B1           8.875%      5/15/07    $     5,950(g)    $    5,712,000
Casino Magic Corp., First Mtge. Notes                        B1          13.00        8/15/03          3,500            3,850,000
Circus Circus Enterprises, Inc.,
   Sr. Sub. Deb.                                             Ba2          7.625       7/15/13          2,850            2,440,312
   Sr. Sub. Deb.                                             Baa3         6.70       11/15/96          3,580            3,341,250
Coast Hotels & Casinos, Inc., Sr. Sub. Notes                 B3           9.50        4/01/09          5,155            4,948,800
Fitzgeralds Gaming Corp., Sr. Notes, (cost $13,838,440;
   purchased 12/22/97)                                       B3          12.25       12/15/04         14,000(b)(e)      7,700,000
Harrahs Operating, Inc., Gtd. Sr. Sub. Notes                 Ba2          7.875      12/15/05         12,250(g)        11,943,750
Horseshoe Gaming LLC.,
   Sr. Sub. Notes                                            B3           9.375       6/15/07          7,100            7,064,500
   Sr. Sub. Notes                                            B2           8.625       5/15/09         13,450           12,945,625
Isle Capri Casinos, Inc., Sr. Sub. Notes                     B3           8.75        4/15/09          3,915            3,611,587
Mohegan Tribal Gaming Auth.,
   Sr. Notes                                                 Ba2          8.125       1/01/06          4,000            3,880,000
   Sr. Sub. Notes                                            Ba3          8.75        1/01/09          5,125(g)         5,048,125
Station Casinos, Inc., Sr. Sub. Notes                        B2          10.125       3/15/06          2,800            2,856,000
Trump Atlantic City Assocs.,
   First Mtge. Notes                                         B2          11.25        5/01/06          6,195            5,017,950
   First Mtge. Notes                                         B2          11.25        5/01/06          5,000            3,750,000
                                                                                                                   --------------
                                                                                                                       90,866,712
------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.9%
Georgia Gulf Corp., Sr. Sub. Notes                           B1          10.375      11/01/07          2,000            2,087,500
Huntsman ICI Chemicals LLC.,
   Sr. Sub. Notes                                            B2           9.50        7/01/07         14,500           13,847,500
   Sr. Sub. Notes                                            B2          10.125       7/01/09         17,125(g)        17,553,125
Lyondell Chemical Co.,
   Sr. Sec'd Notes                                           Ba3          9.625       5/01/07          5,750            5,879,375
   Sr. Sec'd Notes                                           Ba3          9.875       5/01/07         23,995(g)        24,474,900
   Sr. Sub. Notes                                            B2          10.875       5/01/09          3,750            3,881,250
Polymer Group, Inc., Sr. Sub. Notes                          B2           8.75        3/01/08         13,000           12,480,000
Sterling Chemical Holdings, Inc., Sr. Sub. Notes             B3          11.75        8/15/06          6,380            4,785,000
Sterling Chemicals, Inc., Sr. Sec'd Notes                    B3          12.375       7/15/06          5,180            5,335,400
ZSC Specialty Chemical Plc, Sr. Notes                        B2          11.00        7/01/09         17,335           17,941,725
                                                                                                                   --------------
                                                                                                                      108,265,775
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--2.8%
Borden, Inc., Notes                                          Ba1           9.20       3/15/21         13,500           12,140,010
Consumers Int'l., Inc., Sr. Sec'd. Notes                     Ba3          10.25       4/01/05         16,375           13,100,000
Corning Consumer Prod. Co., Sr. Sub. Notes                   B3            9.625      5/01/08         16,000           12,560,000
Desa Int'l., Inc., Sr. Sub. Notes                            B3            9.875     12/15/07         11,500            8,395,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1999               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Consumer Products (cont'd.)
Holmes Prod. Corp., Sr. Sub. Notes                           B3           9.875%     11/15/07    $     8,000       $    5,800,000
Intersil Corp., Sr. Sub. Notes                               B3          13.25        8/15/09          4,475            4,877,750
Pierce Leahy Command Co., Sr. Notes                          B3           8.125       5/15/08          4,250            3,888,750
Revlon Consumer Prod. Corp., Sr. Notes                       B2           9.00       11/01/06         14,150           10,754,000
Sealy Mattress Co., Sr. Sub. Disc. Notes,
   Zero Coupon (until 12/15/02)                              NR          10.875      12/15/07          2,135            1,494,500
Verio, Inc.,
   Sr. Notes                                                 B3          11.25       12/01/08          1,125            1,181,250
   Sr. Notes                                                 B3          10.625      11/15/09         13,140           13,468,500
Waste Systems Int'l., Inc., Sr. Notes                        Caa         11.50        1/15/06         11,000           10,656,250
Windmere Durable Holdings, Inc., Sr. Notes                   B3          10.00        7/31/08          7,000(g)         6,825,000
                                                                                                                   --------------
                                                                                                                      105,141,010
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--5.4%
Abbey Healthcare Group, Inc., Sr. Sub. Notes                 B3           9.50       11/01/02          8,000            7,840,000
Biovail Corp. Int'l., Sr. Notes                              B2          10.875      11/15/05          3,405            3,575,250
Columbia/HCA Healthcare Corp.,
   Deb.                                                      Ba2          7.50       11/15/95          3,630            3,012,900
   Deb.                                                      Ba2          7.05       12/01/27          9,160            6,824,200
   Notes                                                     Ba2          7.69        6/15/25          6,140            5,034,800
   Notes                                                     Ba2          7.75        7/15/36          5,350            4,199,750
Concentra Operating Corp., Sr. Sub. Notes                    B3          13.00        8/15/09         14,000(g)        12,740,000
Dade Int'l., Inc., Sr. Sub. Notes                            B2          11.125       5/01/06         27,950           27,391,000
Fresenius Med. Care Capital Trust, Gtd. Notes                NR           9.00       12/01/06         37,365           36,617,700
Genesis Health Ventures, Inc., Sr. Sub. Notes                B2           9.875       1/15/09            500              210,000
Harborside Healthcare Corp., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/03)                                B3          11.00        8/01/08         11,750            3,760,000
Healthsouth Corp., Sr. Notes                                 Baa3         6.875       6/15/05          9,265            8,021,637
Iasis Healthcare Corp., Sr. Sub. Notes                       B3          13.00       10/15/09          8,810            9,074,300
ICN Pharmaceuticals, Inc.,
   Sr. Notes                                                 Ba3          8.75       11/15/08         13,000           12,415,000
   Sr. Notes                                                 Ba3          8.75       11/15/08          4,700            4,488,500
Integrated Health Svcs., Inc., Sr. Sub. Notes                C           10.25        4/30/06         11,350(e)           936,375
Lifepoint Hospitals Holdings, Inc.,
   Sr. Sub. Notes                                            B3          10.75        5/15/09          3,135            3,260,400
   Sr. Sub. Notes                                            B3          10.75        5/15/09          5,720(g)         5,948,800
Magellan Health Svcs, Inc., Sr. Sub. Notes                   B3           9.00        2/15/08         34,000           27,540,000
Mariner Post Acute Network, Inc.,
   Sr. Sub. Disc. Notes, Zero Coupon (until 11/1/02)         C           10.50       11/01/07         14,240(e)            71,200
   Sr. Sub. Notes                                            C            9.50       11/01/07          3,000(e)            15,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care (cont'd.)
Meditrust, Notes                                             Ba2           7.82%      9/10/26    $     1,675       $    1,423,750
Triad Hospitals Holdings, Inc., Sr. Sub. Notes               B3           11.00       5/15/09         17,260(g)        17,950,400
                                                                                                                   --------------
                                                                                                                      202,350,962
------------------------------------------------------------------------------------------------------------------------------
Energy--9.6%
AES Corp.,
   Sr. Notes                                                 Ba1           9.50       6/01/09         40,075           40,876,500
   Sr. Sub. Notes                                            Ba3          10.25       7/15/06         28,000(g)        28,420,000
Anker Coal Group, Inc., Sr. Sec'd. Notes, PIK                NR           14.25       9/01/07          8,600(b)         6,278,000
Applied Power, Inc., Sr. Sub. Notes                          B1            8.75       4/01/09          6,750            6,598,125
Benton Oil & Gas Co., Sr. Notes                              B3           11.625      5/01/03          9,500            6,650,000
Calpine Corp., Sr. Notes                                     Ba1           7.75       4/15/09          5,000            4,665,000
Chesapeake Energy Corp., Sr. Notes                           B3            9.625      5/01/05         15,285(g)        14,444,325
Cliffs Drilling Co., Sr. Notes                               Ba2          10.25       5/15/03         12,800           13,164,000
CMS Energy Corp.,
   Sr. Notes                                                 Ba3           8.375      7/01/03          5,000(g)         4,896,000
   Sr. Notes                                                 Ba3           7.50       1/15/09          5,550            5,106,000
DI Industies, Inc., Sr. Notes                                B1            8.875      7/01/07         12,925           11,955,625
Eott Energy Partners, Sr. Notes                              Ba2          11.00      10/01/09          4,420            4,596,800
Gothic Prod. Corp., Sr. Sec'd Notes                          B3           11.125      5/01/05          3,900            3,276,000
Gulf Canada Resources Ltd.,
   Sr. Notes                                                 Ba1           8.35       8/01/06          1,100            1,082,125
   Sr. Sub. Deb.                                             Ba2           9.625      7/01/05          3,900            3,997,500
Houston Expl. Co., Sr. Sub. Notes                            B2            8.625      1/01/08          7,000            6,720,000
Key Energy Group, Inc., Sr. Sub. Notes                       NR            5.00       9/15/04          4,000            2,820,000
Leviathan Gas Pipeline/Finance Corp., Sr. Sub. Notes         Ba2          10.375      6/01/09          4,400            4,576,000
Nuevo Energy Co.,
   Sr. Sub. Notes                                            B1            9.50       4/15/06             23               23,000
   Sr. Sub. Notes                                            B1            9.50       6/01/08            752              752,000
P & L Coal Holdings Corp.,
   Sr. Notes                                                 Ba3           8.875      5/15/08         19,415           18,978,162
   Sr. Sub. Notes                                            B2            9.625      5/15/08          6,500            6,321,250
Parker Drilling Co., Sr. Notes                               B1            9.75      11/15/06         15,550           15,044,625
Plains Resources, Inc., Sr. Sub. Notes                       B2           10.25       3/15/06         10,165            9,910,875
Pogo Producing Co., Sr. Sub. Notes                           B2            8.75       5/15/07         15,600           15,015,000
R & B Falcon Corp., Sr. Notes                                Ba3          12.25       3/15/06          7,290(b)         8,055,450
RBF Finance Co.,
   Sr. Sec'd Notes                                           Ba3          11.00       3/15/06         12,935(b)        13,969,800
   Sr. Sec'd Notes                                           Ba3          11.375      3/15/09         10,000(b)        10,750,000
Snyder Oil Corp., Sr. Sub. Notes                             Ba3           8.75       6/15/07         11,000           10,945,000
Swift Energy Co., Sr. Sub. Notes                             B2           10.25       8/01/09         10,430           10,508,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of December 31, 1999               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy (cont'd.)
Tesoro Petroleum Corp., Sr. Sub. Notes                       B1            9.00%      7/01/08    $    16,000       $   15,240,000
Universal Compression Holdings,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)              B2            9.875      2/15/08         22,850           14,167,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/04)              B3           11.375      2/15/09          7,300            3,942,000
Veritas DGC, Inc., Sr. Notes                                 Ba3           9.75      10/15/03          6,300            6,363,000
Vintage Petroleum, Inc.,
   Sr. Sub. Notes                                            B1            9.00      12/15/05         10,000(g)         9,975,000
   Sr. Sub. Notes                                            B1            8.625      2/01/09         14,185(g)        13,794,913
York Power Funding, Sr. Sec'd. Notes (Cayman Islands)        NR           12.00      10/30/07         10,000(g)(i)     10,300,000
                                                                                                                   --------------
                                                                                                                      364,177,300
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.5%
Americredit Corp.,
   Gtd. Sr. Sub. Notes                                       Ba1           9.25       2/01/04         14,450           14,450,000
   Sr. Notes                                                 Ba1           9.875      4/15/06          5,500            5,555,000
Amresco Mtg., Inc., Sr. Sub. Notes (cost $4,900,000
   purchased 2/24/98)                                        B2            9.875      3/15/05          4,275            2,821,500
Delta Financial Corp., Sr. Notes                             B3            9.50       8/01/04          7,320            4,758,000
Metris Cos., Inc., Sr. Notes                                 Ba3          10.125      7/15/06          9,750            9,262,500
Octagon Investment Participating Ltd., Sr. Sec'd Notes       NR            6.25      12/14/11          5,000            5,000,000
Sovereign Bancorp, Inc.,
   Notes                                                     Ba1           6.625      3/15/01          3,850            3,724,875
   Sr. Notes                                                 Ba3          10.50      11/15/06         10,000           10,200,000
                                                                                                                   --------------
                                                                                                                       55,771,875
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--3.4%
Advantica Restaurant Group, Inc., Sr. Notes                  B2           11.25       1/15/08         10,375            7,833,125
Agrilink Foods, Inc., Sr. Sub. Notes                         B3           11.875     11/01/08          5,325            5,378,250
Ameriking, Inc., Sr. Notes                                   B3           10.75      12/01/06          3,200            2,960,000
Ameriserve Food Dist., Inc.,
   Sr. Notes                                                 B2            8.875     10/15/06          8,210            4,515,500
   Sr. Sub. Notes                                            B2           10.125      7/15/07         17,260            5,868,400
Carrols Corp., Sr. Sub. Notes                                B2            9.50      12/01/08         14,910(g)        13,568,100
CKE Restaurants, Inc., Sr. Sub. Notes                        B2            9.125      5/01/09          8,500            6,460,000
Cott Corp., Sr. Notes                                        B1            8.50       5/01/07          5,000            4,650,000
Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)                                          B-(a)        12.50      12/15/07            650              503,750
Dominos, Inc., Sr. Sub. Notes                                B3           10.375      1/15/09          2,620(g)         2,515,200
Fresh Foods, Inc., Sr. Sub. Notes                            B3           10.75       6/01/06          9,200(g)         8,671,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage (cont'd.)
Grupo Azucarero, S.A., Sr. Notes (Mexico)                    B3           11.50%      1/15/05    $     7,250(i)    $    2,972,500
Packaged Ice, Inc., Sr. Notes                                B3            9.75       2/01/05          9,640            8,820,600
Pilgrim's Pride Corp., Sr. Sub. Notes                        B1           10.875      8/01/03          1,460            1,470,950
PSF Holdings, LLC., Sr. Sec'd. Notes (cost $11,658,267;
   purchased 5/20/94 through 3/15/99)                        NR           11.00       9/17/03         12,299(b)        12,668,456
Purina Mills, Inc., Sr. Sub. Notes                           B2            9.00       3/15/10         19,500(b)         4,875,000
Sbarro, Inc., Sr. Notes                                      Ba3          11.00       9/15/09          6,530            6,758,550
SFC New Holdings, Inc., Sr. Notes                            NR           11.25       8/15/01          2,630            2,505,075
Stater Brothers Holdings, Inc., Sr. Notes                    B2           10.75       8/15/06         17,875           18,053,750
Vlasic Foods Int'l., Inc., Sr. Sub. Notes                    B2           10.25       7/01/09          8,080(g)         7,696,200
                                                                                                                   --------------
                                                                                                                      128,744,406
------------------------------------------------------------------------------------------------------------------------------
Industrials--1.5%
Anchor Lamina, Inc., Sr. Sub. Notes                          B3            9.875      2/01/08          9,800            7,840,000
Collins & Aikman Products Co.,
   Sr. Sub. Notes                                            B2           11.50       4/15/06          2,100            2,073,750
   Sr. Sub. Notes                                            B3           10.00       1/15/07          1,665            1,640,025
Eagle Picher Holdings, Inc., Sr. Sub. Notes                  B3            9.375      3/01/08         11,000(g)         9,790,000
Gentek, Inc., Sr. Sub. Notes                                 B2           11.00       8/01/09          9,050            9,412,000
Great Lakes Carbon Corp.,
   Sr. Disc. Deb., Zero Coupon (until 5/15/03)               B-(a)        13.125      5/15/09          5,680            3,010,400
   Sr. Sub. Notes                                            B3           10.25       5/15/08          5,000            4,750,000
Sun World Int'l., Inc., First Mtge.                          B2           11.25       4/15/04          1,440            1,468,800
Thermadyne Mfg.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/03)               CCC+(a)      12.50       6/01/08          2,000              910,000
   Sr. Sub. Notes                                            B3            9.875      6/01/08          9,000            7,560,000
Trench Electric S.A., Gtd. Sr. Sub. Notes (Netherlands)      B3           10.25      12/15/07         10,000(i)         7,400,000
                                                                                                                   --------------
                                                                                                                       55,854,975
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism--4.1%
Alliance Atlantis Commerce, Inc., Sr. Sub. Notes             B2           13.00      12/15/09          8,920            8,920,000
Ballys Total Fitness Holdings Corp., Sr. Sub. Notes,
   Ser. C                                                    B3            9.875     10/15/07         22,000           21,285,000
Extended Stay America, Inc., Sr. Sub. Notes                  B2            9.15       3/15/08         11,050            9,945,000
Felcor Suites L.P., Gtd. Sr. Notes                           Ba1           7.375     10/01/04         17,435           16,040,200
Hedstrom Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/02)               Caa          12.00       6/01/09          3,400               34,000
   Sr. Sub. Notes                                            B3           10.00       6/01/07          9,400              564,000
Hilton Hotels Corp., Sr. Notes                               Baa3          7.50      12/15/17          6,695(g)         5,589,789
HMH Properties, Inc., Sr. Notes                              Ba2           7.875      8/01/08         19,875           17,788,125
Hollywood Park, Inc., Gtd. Notes                             B2            9.25       2/15/07         18,800(g)        18,659,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism (cont'd.)
Imax Corp., Sr. Notes                                        Ba2          7.875%     12/01/05    $     5,250       $    4,935,000
Louisiana Quinta Inns, Inc.,
   Sr. Notes                                                 Ba1          7.25        3/15/04          6,900            5,520,690
   Sr. Notes                                                 Ba1          7.40        9/15/05          1,700            1,368,772
Premier Parks, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/1/03)               B3          10.00        4/01/08         12,250            8,391,250
   Sr. Notes                                                 B3           9.75        6/15/07          3,075            3,090,375
PX Escrow Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 2/1/02)                                            B3           9.625       2/01/06         10,215            5,005,350
Six Flags Entertainment Corp., Gtd. Sr. Notes                B2           8.875       4/01/06          7,300            7,135,750
Town Sports Int'l., Inc., Sr. Notes                          B2           9.75       10/15/04         10,900           10,518,500
Vail Resorts, Inc., Sr. Sub. Notes                           B1           8.75        5/15/09          9,750            9,116,250
                                                                                                                   --------------
                                                                                                                      153,907,051
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--1.8%
Ball Corp., Sr. Sub. Notes                                   B1           8.25        8/01/08          1,500            1,440,000
Coinstar, Inc., Sr. Disc. Notes                              NR          13.00       10/01/06          5,050            5,201,500
Color Spot Nurseries, Sr. Sub. Notes                         CCC(a)      10.50       12/15/07          8,000            5,600,000
Iron Mountain, Inc., Sr. Sub. Notes                          B2           8.25        7/01/11          7,400            6,734,000
Kindercare Learning Center, Inc., Sr. Sub. Notes             B3           9.50        2/15/09         13,355           12,854,188
La. Petite Academy, Inc., Sr. Notes                          B3          10.00        5/15/08          6,500            4,777,500
United Rentals, Inc., Sr. Sub. Notes                         B1           8.80        8/15/08          7,330            6,835,225
United Stationer Supply Co., Sr. Sub. Notes                  B1          12.75        5/01/05          8,600            9,266,500
Viasystems, Inc., Sr. Sub. Notes                             B3           9.75        6/01/07         26,750           14,712,500
                                                                                                                   --------------
                                                                                                                       67,421,413
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--2.0%
Doman Industries Ltd.,
   Sr. Notes (Canada)                                        B1            8.75       3/15/04          9,395(i)         8,079,700
   Sr. Notes, Ser. B                                         B1            9.25      11/15/07          1,690            1,352,000
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/03)              B-(a)        10.75       1/15/09         15,925           10,988,250
   Sr. Sub. Notes                                            B3            8.75       1/15/08          7,150            6,864,000
Indah Kiat Fin Mauritius Ltd., Gtd. Sr. Notes
   (Indonesia)                                               B3           10.00       7/01/07         10,000(i)         7,300,000
Repap New Brunswick, Inc., Sr. Sec'd. Notes                  Caa          10.625      4/15/05          5,750(g)         5,347,500
Riverwood Int'l. Corp.,
   Sr. Notes                                                 B3           10.625      8/01/07          1,460            1,503,800
   Sr. Notes                                                 B3           10.25       4/01/06          4,000(g)         4,060,000
   Sr. Sub. Notes                                            Caa          10.875      4/01/08         11,460(g)        11,230,800
Stone Container Corp.,
   Sr. Notes                                                 B2           12.58       8/01/16            200              213,000
   Sr. Sub. Deb., Zero Coupon (until 3/9/00)                 B3           12.25       4/01/02          3,500            3,543,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (cont'd.)
Tekni Plex, Inc., Sr. Sub. Notes                             B3            9.25%      3/01/08    $    14,550       $   14,768,250
                                                                                                                   --------------
                                                                                                                       75,251,050
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.5%
CB Richards Ellis Svcs., Inc., Sr. Sub. Notes                Ba3           8.875      6/01/06          8,800            7,832,000
Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes      B-(a)         9.75       4/01/08         13,000           11,830,000
                                                                                                                   --------------
                                                                                                                       19,662,000
------------------------------------------------------------------------------------------------------------------------------
Retail--1.9%
Big 5 Corp., Sr. Notes                                       B2           10.875     11/15/07         14,900           14,676,500
Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/30/02)                                          NR           13.45      11/30/08         10,000            5,100,000
Burlington Industries, Inc.,
   Deb.                                                      Ba1           7.25       8/01/27          6,045            4,594,200
   Notes                                                     Ba1           7.25       9/15/05          5,250            4,200,000
Cluett American Corp., Sr. Sub. Notes                        B3           10.125      5/15/08          8,250            5,857,500
Franks Nursery & Crafts, Inc., Sr. Sub. Notes                B3           10.25       3/01/08         15,400           10,472,000
French Fragrances, Inc.,
   Sr. Notes, Ser. B                                         B2           10.375      5/15/07         15,030           14,579,100
   Sr. Notes, Ser. D                                         B2           10.375      5/15/07          3,550            3,443,500
Musicland Group, Inc., Sr. Sub. Notes                        B3            9.875      3/15/08            705              638,025
Phar-Mor, Inc., Sr. Notes                                    B3           11.72       9/11/02          2,211            2,100,450
Specialty Retailers, Inc., Sr. Notes                         B1            8.50       7/15/05          4,890            3,618,600
Steel Heddle Manufacturing Co., Sr. Sub. Notes               B3           10.625      6/01/08          4,500            1,800,000
                                                                                                                   --------------
                                                                                                                       71,079,875
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--3.2%
AK Steel Corp., Sr. Notes                                    Ba2           7.875      2/15/09          4,750(g)         4,488,750
Algoma Steel, Inc., First Mtge. Notes                        B1           12.375      7/15/05          1,085            1,017,188
California Steel Inds., Inc., Sr. Notes                      Ba3           8.50       4/01/09          3,400            3,238,500
Great Central Mines Ltd., Sr. Notes                          Ba2           8.875      4/01/08          5,010            4,621,725
International Wire Group, Inc., Sr. Sub. Notes               B3           11.75       6/01/05         18,500           19,101,250
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes             B3           12.75       2/01/03         12,650           12,650,000
LTV Corp., Sr. Notes                                         Ba3          11.75      11/15/09          9,345(g)         9,812,250
Lukens, Inc.,
   Sr. Notes                                                 Ba3           7.625      8/01/04          3,500            3,336,025
   Sr. Notes                                                 Ba3           6.50       2/01/06          5,000            4,350,000
National Steel Corp., Gtd. Sec'd. First Mtge.                Ba3           9.875      3/01/09          3,750(g)         3,825,000
Neenah Corp., Sr. Sub. Notes                                 B3           11.125      5/01/07          1,500            1,387,500
Owens Illinois, Inc., Sr. Deb.                               Ba1           7.50       5/15/10          1,955            1,718,875
Renco Steel Holdings, Inc., Sr. Sec'd. Notes                 B-(a)        10.875      2/01/05          7,450            6,481,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals (cont'd.)
RMI USA LLC, Sr. Notes                                       B1           10.00%      6/01/09    $     1,900       $    1,890,500
Russel Metals, Inc., Sr. Notes                               B1           10.00       6/01/09          2,850            2,835,750
Sheffield Steel Corp., First Mtge.                           B-(a)        11.50      12/01/05          6,650            5,652,500
Silgan Holdings, Inc., Sr. Sub. Deb.                         B1            9.00       6/01/09         12,000           11,520,000
Wheeling Pittsburgh Corp., Sr. Notes                         Aaa           9.25      11/15/07          9,400            8,883,000
WHX Corp., Sr. Notes                                         B3           10.50       4/15/05         14,750           14,455,000
                                                                                                                   --------------
                                                                                                                      121,265,313
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--1.1%
Pantry, Inc., Sr. Sub. Notes                                 B3           10.25      10/15/07         20,250           19,743,750
Pathmark Stores, Inc., Sr. Sub. Notes                        B3            9.625      5/01/03         14,565(g)        10,632,450
Southland Corp., Sr. Sub. Deb.                               Ba3           5.00      12/15/03         15,000           12,900,000
                                                                                                                   --------------
                                                                                                                       43,276,200
------------------------------------------------------------------------------------------------------------------------------
Technology--1.4%
Details Holding Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/02)                                          NR           12.50      11/15/07         10,185            5,296,200
Details, Inc., Sr. Sub. Notes                                B3           10.00      11/15/05          6,625            6,095,000
DII Group, Inc., Sr. Sub. Notes                              B1            8.50       9/15/07         11,500           11,442,500
MCMS, Inc., Sr. Sub. Notes                                   B3            9.75       3/01/08         14,000            7,420,000
Metromedia Fiber Network, Inc., Sr. Notes                    B2           10.00      12/15/09         15,805(g)        16,160,613
Pioneer-Standard Electronics, Inc., Sr. Notes                Baa3          8.50       8/01/06          6,000            5,702,460
                                                                                                                   --------------
                                                                                                                       52,116,773
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--22.8%
21st Century Telecom Group, Inc., Sr. Disc. Notes, Zero
   Coupon (until 2/15/03)                                    NR           12.25       2/15/08         11,500            7,705,000
Allegiance Telecom, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)              B(a)         11.75       2/15/08         14,275           10,206,625
   Sr. Notes                                                 B(a)         12.875      5/15/08          9,500           10,640,000
Arch Escrow Corp., Sr. Notes                                 B3           13.75       4/15/08          8,000            6,480,000
Barak ITC Int'l. Telecom, Sr. Disc. Notes (Israel) Zero
   Coupon
   (until 11/15/02)                                          B3           12.50      11/15/07         36,500(i)        19,710,000
Bestel S.A. De CV, Sr. Disc. Notes (Mexico) Zero Coupon
   (until 5/15/01)                                           NR           12.75       5/15/05         11,000(i)         6,930,000
Birch Telecom, Inc., Sr. Notes                               NR           14.00       6/15/08          5,000            5,050,000
Call-Net Enterprises, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 8/15/03)                                           B2            8.94       8/15/08          2,800            1,372,000
Caprock Communications Corp., Sr. Notes                      B3           12.00       7/15/08          5,000            5,175,000
Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
   Coupon (until 10/1/02) (cost $14,757,683; purchased
   9/24/97 and 10/13/97)                                     NR           14.00      10/01/07         13,069(b)         1,437,590

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as
of December 31, 1999               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Cencall Communications Corp., Sr. Disc. Notes                B2          10.125%      1/15/04    $       500       $      517,500
Clearnet Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/1/04)                                B3          10.125       5/01/09          3,105(g)         1,886,288
Comunicacion Cellular, S.A., Sr. Def'd. Bonds
   (Columbia),
   Zero Coupon (until 9/29/00)                               B3          14.125       3/01/05         34,750(i)        17,375,000
Dialog Corp., Sr. Sub. Notes (United Kingdom)                B3          11.00       11/15/07         13,500(i)         6,480,000
DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   NR          12.50        3/01/08          7,250            2,610,000
Exodus Communications, Inc., Sr. Notes                       B-(a)       10.75       12/15/09          8,675(g)         8,805,125
Firstworld Communications, Inc., Sr. Notes, Zero Coupon
   (until 4/1/03)                                            NR          13.00        4/15/08         12,400            8,308,000
Global Crossing Holdings Ltd.,
   Sr. Notes                                                 Ba2          9.125      11/15/06          8,925            8,824,594
   Sr. Notes                                                 Ba2          9.50       11/15/09         16,535           16,348,981
   Gtd. Notes                                                Ba2          9.625       5/15/08          1,820            1,815,450
Global Telesystems, Sr. Notes                                NR          10.50       12/01/06         25,000           25,375,000
Globix Corp., Sr. Notes                                      NR          13.00        5/01/05          8,500            8,585,000
Grupo Iusacell S.A. De CV, Sr. Notes (Mexico)                B2          10.00        7/15/04          4,000(i)         3,800,000
GST Equipment, Inc., Sr. Sec'd. Notes                        NR          13.25        5/01/07         10,000            9,800,000
GST Telecommunications, Inc.,
   Conv. Sr. Disc. Notes, Zero Coupon (until 12/15/00)       NR          13.875      12/15/05          2,262            2,601,300
   Sr. Sub. Notes                                            NR          12.75       11/15/07          6,000            5,760,000
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                                 NR          13.875      12/15/05         17,096           12,608,300
Hyperion Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/01)              B3          13.00        4/15/03          8,525(b)(g)      7,587,250
   Sr. Sec. Notes                                            B3          12.25        9/01/04          2,300(g)         2,461,000
ICG Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/00)              B-(a)       13.50        9/15/05          1,100              951,500
   Sr. Disc. Notes, Zero Coupon (until 3/15/02)              B-(a)       11.625       3/15/07          5,000            3,262,500
Impsat Corp.,
   Sr. Notes                                                 B1          12.125       7/15/03         12,870           12,097,800
   Sr. Notes                                                 B(a)        12.375       6/15/08         12,000           10,800,000
Intermedia Communications of Florida,
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)              B2          12.50        5/15/06         22,500           19,687,500
   Sr. Disc. Notes, Zero Coupon (until 7/15/02)              B2          11.25        7/15/07         17,750(e)        13,046,250
International Wireless Communications, Inc., Sr. Disc.
   Notes,
   (cost $5,300,862; purchased 8/9/96 and 9/13/96)           NR           Zero        8/15/01          8,000(b)(d)        480,000
IPC Information Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/01)                               B3          10.87        5/01/08         16,000           12,000,000
Jordan Telecommunication Prod., Sr. Sub. Notes               B3           9.875       8/01/07         10,750           11,610,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/03)              B3          10.50       12/01/08          8,285(g)         4,991,712
   Sr. Notes                                                 B3           9.125       5/01/08         17,125(g)        16,183,125

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Long Distance Int'l, Inc., Sr. Notes                         NR           12.25%      4/15/08    $     6,500(b)(e) $    2,925,000
Mastec, Inc., Sr. Sub. Notes                                 Ba3           7.75       2/01/08         19,500           18,330,000
McLeodUSA, Inc.,
   Sr. Notes                                                 B1            9.25       7/15/07          9,500            9,523,750
   Sr. Notes                                                 B1            8.125      2/15/09          6,495            6,040,350
Microcell Telecommunications, Sr. Disc. Notes,
   Zero Coupon (until 6/1/04)                                B3           12.00       6/01/09          6,250            4,015,625
Netia Holdings BV, (Poland)
   Gtd. Sr. Disc. Notes, Zero Coupon (until 11/1/01)         B3           11.25      11/01/07         12,500(i)         7,812,500
   Gtd. Sr. Notes                                            B3           10.25      11/01/07         10,150(i)         8,526,000
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/02)              B1           10.65       9/15/07          3,365(g)         2,515,337
   Sr. Notes                                                 B1            9.375     11/15/09         95,810(g)        94,133,325
Nextel Partners, Inc., Sr. Disc. Notes                       B3          Zero         2/01/09         18,000           11,790,000
Nextlink Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/04)              B2           12.125     12/01/09         17,965           10,464,612
   Sr. Notes                                                 B(a)         10.75      11/15/08         10,000           10,300,000
   Sr. Notes                                                 B3           10.75       6/01/09          5,010(g)         5,160,300
   Sr. Notes                                                 B(a)         10.50      12/01/09         13,970           14,424,025
Northeast Optic Network, Inc., Sr. Notes                     NR           12.75       8/15/08         10,415           11,039,900
Omnipoint Corp.,
   Sr. Notes                                                 B2           11.625      8/15/06          3,300            3,498,000
   Sr. Notes                                                 B2           11.50       9/15/09          6,250            6,750,000
Pagemart Nationwide, Inc., Sr. Disc. Notes, Zero Coupon
   (until 2/1/00)                                            B3           15.00       2/01/05         21,900           19,217,250
Price Communications Wireless,
   Sr. Sec'd. Notes                                          Ba2           9.125     12/15/06          3,700            3,792,500
   Sr. Sub. Notes                                            B3           11.75       7/15/07         12,500(g)        13,750,000
Primus Telecommunications Group, Inc., Sr. Notes             B3           12.75      10/15/09         10,755           11,131,425
PsiNet, Inc., Sr. Notes                                      B3           11.00       8/01/09         25,000           25,687,500
PTC Int'l. Fin BV, Gtd. Sr. Sub. Disc. Notes (Poland),
   Zero Coupon
   (until 7/1/02)                                            B3           10.75       7/01/07         13,250(i)         8,877,500
RCN Corp.,
   Sr. Notes                                                 B3           10.00      10/15/07          1,515            1,507,425
   Sr. Notes                                                 B3           10.125      1/15/10         10,000(g)         9,975,000
RSL Communications,
   Sr. Notes                                                 B2           12.25      11/15/06          3,500            3,552,500
   Sr. Notes                                                 B2           12.00      11/01/08          5,750            5,793,125
Rural Cellular Corp., Sr. Sub. Notes                         B3            9.625      5/15/08         11,000           11,220,000
SCG Holding & Semiconductor Corp., Sr. Sub. Notes            B2           12.00       8/01/09          9,365(g)         9,950,313
Splitrock Services, Inc., Sr. Note                           NR           11.75       7/15/08          6,250            5,750,000
Star Choice Communications, Sr. Sec'd. Notes                 B3           13.00      12/15/05          5,000            5,087,500
Telewest Communications, Sr. Disc. Notes, Zero Coupon
   (until 4/15/04)                                           B1            9.25       4/15/09          9,350            5,937,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Portfolio of Investments as
of December 31, 1999                  PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Time Warner Telecom LLC., Sr. Notes                          B2            9.75%      7/15/08    $     8,900       $    9,122,500
Tritel PCS, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 5/15/04)                                           B3           12.75       5/15/09         18,000           11,340,000
Triton PCS, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 5/1/03)                                            B3           11.00       5/01/08          5,225            3,696,688
US Exchange LLC., Sr. Notes                                  NR           15.00       7/01/08          7,000            6,370,000
US Unwired, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 11/1/04)                                           CCC+(a)      13.375     11/01/09         14,815            8,666,775
Versatel Telecom BV, (Netherlands)
   Sr. Notes                                                 B-(a)        13.25       5/15/08          9,000(i)         9,585,000
   Sr. Notes                                                 B-(a)        11.875      7/15/09          5,375(i)         5,482,500
Viatel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)              B-(a)        12.50       4/15/08          8,400            5,376,000
   Sr. Notes                                                 B-(a)        11.25       4/15/08          5,050            5,024,750
   Sr. Notes                                                 NR           11.50       3/15/09         10,976           10,976,480
Voicestream Wireless Corp.,
   Sr. Notes                                                 NR           10.375     11/15/09         20,480(g)        21,094,400
   Sr. Disc. Notes, Zero Coupon (until 11/15/04)             B2           11.875     11/15/09         16,390            9,874,975
WamNet, Inc., Sr. Disc. Notes, Zero Coupon (until
   3/1/02)                                                   CCC+(a)      13.25       3/01/05          6,000            3,465,000
Williams Communications Group, Inc., Sr. Notes               B2           10.875     10/01/09         31,020           32,454,675
Worldwide Fiber, Inc.,
   Sr. Notes                                                 B3           12.00       8/01/09          4,880            5,038,600
   Sr. Notes                                                 B3           12.50      12/15/05         10,000           10,450,000
                                                                                                                   --------------
                                                                                                                      857,861,745
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.8%
Foamex L.P., Sr. Sub. Notes                                  B3            9.875      5/15/07         12,550(d)        10,416,500
Phillips Van Heusen Corp., Sr. Sub. Notes                    B1            9.50       5/01/08          8,050            7,486,500
Worldtex, Inc., Sr. Notes                                    B1            9.625     12/15/07         15,000           12,150,000
                                                                                                                   --------------
                                                                                                                       30,053,000
------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping--2.1%
American Commercial Lines, Sr. Notes                         B1           10.25       6/30/08         17,000           16,320,000
Autopistas Del Sol S.A., Sr. Notes (Argentina)               BB-(a)       10.25       8/01/09          3,500(g)(i)      2,695,000
Continental Airlines, Inc., Sr. Notes                        Ba2           8.00      12/15/05          9,100            8,323,406
Holt Group, Inc., Sr. Notes                                  B+(a)         9.75       1/15/06          8,320            5,200,000
Kitty Hawk, Inc., Gtd. Notes                                 B1            9.95      11/15/04         22,505           22,054,900
MRS Logistica S.A., Sr. Notes (Brazil)                       B(a)         10.625      8/15/05         10,000(i)         8,100,000
Stena AB, (Sweden)
   Sr. Notes                                                 Ba2           8.75       6/15/07          5,250(i)         4,305,000
   Sr. Notes                                                 B1           10.625      6/01/08          1,230(i)           738,000
USAir, Inc.
   Sr. Notes                                                 B3            9.625      2/01/01          2,850            2,835,750
   Pass-through Certs.                                       Ba3          10.375      3/01/13          7,030            6,748,800
                                                                                                                   --------------
                                                                                                                       77,320,856
                                                                                                                   --------------
Total corporate bonds (cost $3,723,717,163)                                                                         3,400,259,203
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Sovereign Bonds--0.1%
Republic of Brazil (cost $2,972,100)                                      11.625%     4/15/04          3,000(g)(i)      2,977,500
                                                                                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

                                                          Value
Description                          Shares             (Note 1)
------------------------------------------------------------
PREFERRED STOCKS--5.3%
Adelphia Communications Corp.,
  $13.00                             74,000        $    8,436,000
California Fed. Corp., $9.125     1,822,245            41,114,403
Chesapeake Energy Corp., $7.00      110,000             2,887,500
CSC Holdings, Inc.,
   Ser. 1995K-1, $11.125            214,753            23,408,116
   Ser. 1995K-2, $11.125              3,632            39,679,600
   Ser. 1995K-4, $11.75             152,691            16,796,057
Eagle Picher Holdings, Inc.,          1,530
  $11.75                                                7,114,500
Global Crossing Holdings Ltd.,       10,000             1,000,000
GPA Group Plc, Conv., 7.00%          13,200             6,336,000
Harborside Healthcare Corp.,          2,951               885,300
Intermedia Communications of
  Florida, $7.00                    280,000             6,545,000
Packaging Corp. of America, Ser.
  B Exchng, 12.375%                  47,614             5,213,733
Paxon Communications Corp., Jr.,
  $13.25                              1,683            17,208,675
Primedia, Inc., $8.625              129,681            11,282,247
R & B Falcon Corp., 13.875%           4,833             5,098,815
Rural Cellular Corp., $11.375           102               104,040
Texas Utilities Co., $9.25           95,000             4,144,375
Viasystems Group, Inc., 8.00%       175,749             1,054,493
                                                   --------------
Total preferred stocks
  (cost $192,684,546)                                 198,308,854
                                                   --------------
COMMON STOCKS(c)--0.3%
Charter Communications, Inc.,
  Delaware Cl. A                     61,000        $    1,334,375
Dr. Pepper Bottling Holdings,
  Inc.,
  Cl. B                              68,580             1,714,500
Envirosource, Inc.                   61,190                47,116
Gaylord Container Corp., Cl. A       15,200               103,550
Hedstrom Holdings, Inc.             206,223                 2,062
Intermedia Communications of         18,545
  Florida                                                 719,778
Peachtree Cable Assoc., Ltd.         31,559 (f)           320,971
Premier Cruise Line                 888,704 (b)         2,999,376
Primus Telecomm Group, Inc.          24,700               944,775
Splitrock Services, Inc.             45,602               906,340
Viatel, Inc.                         54,894             2,943,691
                                                   --------------
Total common stocks
  (cost $19,724,549)                                   12,036,534
                                                   --------------
------------------------------------------------------------
                                      Units
                                  ----------
COMMON TRUST UNITS(c)--0.3%
PSF Holdings, LLC (cost
  $15,959,021; purchased 5/20/94)   951,717 (b)(f)     10,468,887
                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Portfolio of Investments as of December 31,     PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                Expiration                             Value
                                                                                   Date           Warrants            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(c)--0.4%
------------------------------------------------------------------------------------------------------------------------------
Aladdin Gaming                                                                      3/1/10           170,000       $        1,700
Allegiance Telecom, Inc.                                                            2/3/08            14,200              710,000
American Banknote Corp.                                                            12/1/02             3,750                   38
American Mobile Satellite Corp.                                                     4/1/08            10,000              400,000
Anker Coal Group, Inc.                                                            10/30/03               201                  302
Bell Technology Group Ltd.                                                          5/1/05             8,500              212,500
Bestel S.A. De CV,                                                                 5/15/05            11,000               55,000
Birch Telecom, Inc.                                                                6/15/08             5,000               27,500
Cellnet Data Systems, Inc.                                                         9/15/07            44,455                    0
Clearnet Communications, Inc.                                                      9/15/05            66,495              398,970
Comcel                                                                            11/15/03            29,000            1,450,000
DTI Holdings, Inc.                                                                  3/1/08            36,250                  362
Firstworld Communications, Inc.                                                    4/15/08            12,400            1,488,000
Intelcom Group, Inc., expiring                                                     9/15/05           127,809            1,278,090
Intermedia Communications of Florida                                                6/1/00            11,250            1,260,000
International Wireless Communications, Inc.                                        8/15/01             8,000(d)                 0
Intersil Holding Corp.                                                             8/15/09             4,475              671,250
Long Distance Int'l., Inc.                                                         4/15/08             6,500(d)                 0
Price Communications Wireless                                                       8/1/07            17,200            2,872,400
Primus Telecommunications Group                                                     8/1/04            12,250              612,500
R & B Falcon Corp.                                                                  5/1/09             4,500            1,125,000
Star Choice Communications                                                        12/15/05           115,800              451,620
Sterling Chemical Holdings, Inc.                                                   8/15/08             5,450               87,200
TVN Entertainment Corp.                                                             8/1/08            15,000(d)                 0
USN Communications, Inc.                                                          10/15/04            92,500                  925
Versatel Telecom BV                                                                5/15/08             9,000            3,600,000
WamNet, Inc.                                                                        3/1/05            22,500              511,875
Waste Systems Int'l, Inc.                                                          1/15/06           165,000              123,750
                                                                                                                   --------------
Total warrants
   (cost $533,750)                                                                                                     17,338,982
                                                                                                                   --------------
Total long-term investments
   (cost $3,955,591,129)                                                                                            3,641,389,960
                                                                                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Portfolio of Investments as
of December 31, 1999                  PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                                   Principal
                                                                          Interest     Maturity     Amount             Value
                                                                            Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.1%
---------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loan, Inc., commercial paper                               5.40 %       1/03/00    $39,423        $   39,411,172
Market Street Funding Corp., commercial paper                               5.00         1/05/00     10,000             9,994,444
Market Street Funding Corp., commercial paper                               5.00         1/06/00     11,591            11,582,951
Banque Nationale, time deposit                                              2.00          1/3/00      3,985(h)          3,985,000
Barton Cap Corp., commercial paper                                          6.00         1/18/00     17,200(h)         17,151,267
Barton Cap Corp., commercial paper                                          6.00         1/21/00     12,559(h)         12,517,555
Coca Cola Enterprises, commercial paper                                     5.25          1/3/00      7,939(h)          7,936,684
Deutsche Bank, time deposit                                                 5.00          1/3/00     17,000(h)         17,000,000
Falcon Asset Securities, commercial paper                                   6.00         1/11/00     20,000(h)         19,966,667
Keyspan Corp., commercial paper                                             6.50         1/12/00      7,000(h)          6,986,098
PHH Corp, commercial paper                                                  6.95         1/27/00      7,000(h)          6,964,864
                                                                                                                   --------------
Total short-term investments
   (cost $153,496,702)                                                                                                153,496,702
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments, Before Outstanding Options Written--100.7%
   (cost $4,109,087,831; Note 4)                                                                                    3,794,886,662
                                                                                                   Contracts
                                                                                                   ---------
OUTSTANDING CALL OPTIONS WRITTEN(c)
Jordan Telecommunications Prod., Sr. Sub. Notes,
   9.875% 8/1/07 expiring 3/20/2000 @ $1,116
   (premium received $215,000)                                                                       10,750                    (0)
                                                                                                                   --------------
Total Investments, Net of Outstanding Options Written
      (cost $4,108,872,831)                                                                                         3,794,886,662
Liabilities in excess of other assets--(0.7)%                                                                         (27,971,463)
                                                                                                                   --------------
Net Assets--100%                                                                                                   $3,766,915,199
                                                                                                                   --------------
                                                                                                                   --------------

------------------------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $143,864,448. The aggregate value $90,194,809 is approximately 2.4% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC.--Limited Liability Company.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $4,109,087,831).............................................................      $  3,794,886,662
Foreign currency, at value (cost $177)..................................................................                   175
Cash....................................................................................................                93,355
Interest receivable.....................................................................................            76,101,716
Receivable for investments sold.........................................................................             2,929,151
Receivable for Fund shares sold.........................................................................             2,260,068
Forward currency contracts - net amount receivable from counterparties..................................               662,900
Deferred expenses and other assets......................................................................                93,605
Receivable for securities lending.......................................................................                 2,583
                                                                                                              -----------------
   Total assets.........................................................................................         3,877,030,215
                                                                                                              -----------------
Liabilities
Payable to broker for collateral for securities on loan.................................................            91,872,080
Payable for Fund shares reacquired......................................................................            12,614,045
Distribution fee payable................................................................................             1,666,268
Management fee payable..................................................................................             1,365,221
Accrued expenses........................................................................................             1,062,023
Dividends payable.......................................................................................             1,049,358
Securities lending rebate payable.......................................................................               486,021
                                                                                                              -----------------
   Total liabilities....................................................................................           110,115,016
                                                                                                              -----------------
Net Assets..............................................................................................      $  3,766,915,199
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $      5,109,629
   Paid-in capital in excess of par.....................................................................         4,549,571,754
                                                                                                              -----------------
                                                                                                                 4,554,681,383
   Distributions in excess of net investment income.....................................................            (1,049,358 )
   Accumulated net realized loss on investments.........................................................          (473,393,095 )
   Net unrealized depreciation on investments and foreign currencies....................................          (313,323,731 )
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................      $  3,766,915,199
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,750,618,283 / 237,147,403 shares of common stock issued and outstanding)......................                 $7.38
   Sales charge (4.00% of offering price)...............................................................                   .31
   Maximum offering price to public.....................................................................                 $7.69
Class B:
   Net asset value, offering price and redemption price per share
      ($1,867,619,765 / 253,645,892 shares of common stock issued and outstanding)......................                 $7.36
Class C:
   Net asset value and redemption price per share
      ($98,347,481 / 13,356,623 shares of common stock issued and outstanding)..........................                 $7.36
   Sales charge (1.00% of offering price)...............................................................                   .07
   Offering price to public.............................................................................                 $7.43
Class Z:
   Net asset value, offering price and redemption price per share
      ($50,329,670 / 6,813,242 shares of common stock issued and outstanding)...........................                 $7.39

--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $ 395,873,168
   Dividends.............................        15,081,292
   Income from securities loaned, net....           692,500
                                            -----------------
      Total Income.......................       411,646,960
                                            -----------------
Expenses
   Distribution fee--Class A.............         4,365,306
   Distribution fee--Class B.............        16,356,784
   Distribution fee--Class C.............           715,823
   Management fee........................        16,790,927
   Transfer agent's fees and expenses....         4,276,000
   Reports to shareholders...............           446,000
   Custodian's fees and expenses.........           414,000
   Legal fees and expenses...............           108,000
   Registration fees.....................           101,000
   Directors' fees and expenses..........            70,000
   Audit fee and expenses................            48,000
   Miscellaneous.........................            19,417
                                            -----------------
      Total expenses.....................        43,711,257
                                            -----------------
Net investment income....................       367,935,703
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............      (178,145,980)
   Foreign currency transactions.........           125,313
                                            -----------------
                                               (178,020,667)
                                            -----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments...........................       (54,465,075)
   Foreign currencies....................           662,438
   Options written.......................           215,000
                                            -----------------
                                                (53,587,637)
                                            -----------------
Net loss on investments and foreign
   currencies............................      (231,608,304)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 136,327,399
                                            -----------------
                                            -----------------

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                         1999                 1998
Operations
   Net investment income......   $   367,935,703      $   380,890,729
   Net realized gain (loss) on
      investment and foreign
      currency transactions...      (178,020,667)          36,353,107
   Net change in unrealized
      depreciation of
      investments and foreign
      currencies..............       (53,587,637)        (422,696,898)
                                -----------------    ----------------
   Net increase (decrease) in
      net assets resulting
      from operations.........       136,327,399           (5,453,062)
                                -----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A.................      (162,305,602)        (154,810,882)
      Class B.................      (191,445,987)        (215,059,672)
      Class C.................        (8,404,338)          (5,714,430)
      Class Z.................        (5,779,776)          (5,305,745)
                                -----------------    ----------------
                                    (367,935,703)        (380,890,729)
                                -----------------    ----------------
   Dividends in excess of net
      investment income
      Class A.................        (1,490,144)          (3,143,618)
      Class B.................        (1,757,685)          (4,367,041)
      Class C.................           (77,161)            (116,038)
      Class Z.................           (53,065)            (107,739)
                                -----------------    ----------------
                                      (3,378,055)          (7,734,436)
                                -----------------    ----------------
   Tax return of capital
      distributions
      Class A.................        (9,305,993)                  --
      Class B.................       (10,976,792)                  --
      Class C.................          (481,873)                  --
      Class Z.................          (331,391)                  --
                                -----------------    ----------------
                                     (21,096,049)                  --
                                -----------------    ----------------
Fund share transactions (Net
   of
   share conversions) (Note 5)
   Net proceeds from shares
      sold....................     2,944,859,997        2,963,551,012
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........       193,970,292          194,305,581
   Cost of shares
      reacquired..............    (3,323,984,917)      (3,024,094,927)
                                -----------------    ----------------
   Net increase (decrease) in
      net assets from Fund
      share transactions......      (185,154,628)         133,761,666
                                -----------------    ----------------
Total decrease................      (441,237,036)        (260,316,561)
Net Assets
Beginning of year.............     4,208,152,235        4,468,468,796
                                -----------------    ----------------
End of year(a)................   $ 3,766,915,199      $ 4,208,152,235
                                -----------------    ----------------
                                -----------------    ----------------
---------------
(a) Includes undistributed net
    investment income of:.....   $            --      $       349,779
                                -----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 1999 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------
                                       22

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended December 31, 1999, PSI has been compensated approximately $179,000.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $1,978,918, decrease accumulated net realized loss on investments by $75,902,012 and decrease paid in capital in excess of par by $77,880,930. This was primarily due to the sale of securities purchased with market discount and the expiration of a portion of the capital loss carryforward for the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
--------------------------------------------------------------------------------
                                       23

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were
 .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $947,100 and $386,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $3,831,100 and $60,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC, ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $3,660,600 for the services of PMFS. As of December 31, 1999, $297,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 were $2,721,669,770 and $2,986,104,199, respectively.

At December 31, 1999 the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency             Settlement          Current
Sale Contracts             Date Receivable        Value         Appreciation
------------------------   ---------------     -----------     --------------
Euro,
 expiring 1/18/2000          $26,812,603       $26,149,703       $    662,900
                           ---------------     -----------     --------------
                           ---------------     -----------     --------------

Transactions in options written during the year ended December 31, 1999, were as follows:

                                      Number of    Premiums
                                      Contracts    Received
                                      ---------    ---------
Options outstanding at
  December 31, 1998................         --     $     --
Options written....................     10,750      215,000
                                      ---------    ---------
Options outstanding at
  December 31, 1999................     10,750     $215,000
                                      ---------    ---------
                                      ---------    ---------

The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1999 was $4,111,085,742; accordingly, net unrealized depreciation for federal income tax purposes was $316,199,080 (gross unrealized appreciation--$94,048,355; gross unrealized depreciation--$410,247,435).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $442,409,300 of which $110,441,500 expires in 2000, $162,249,600 expires in 2003 and $169,718,100 expires in 2007. In addition, the Fund will elect to treat net capital losses of approximately $28,323,000 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

As of December 31, 1999, the Fund has securities on loan with an aggregate market value of $87,848,594. The Fund received $91,872,080 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.
--------------------------------------------------------------------------------
                                       24

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 510,963,160 shares of common stock issued and outstanding at December 31, 1999, Prudential owned 1,166,093.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1999:
Shares sold...................    271,460,456    $ 2,090,617,324
Shares issued in reinvestment
  of
  dividends and
  distributions...............     12,007,130         92,000,070
Shares reacquired.............   (276,197,826)    (2,130,432,426)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversions.................      7,269,760         52,184,968
Shares issued upon conversion
  from Class B................     16,897,149        128,328,242
                                 ------------    ---------------
Net increase in shares
  outstanding.................     24,166,909    $   180,513,210
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................    220,216,713    $ 1,859,190,071
Shares issued in reinvestment
  of
  dividends and
  distributions...............     10,259,255         85,370,263
Shares reacquired.............   (227,838,947)    (1,934,064,082)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversions.................      2,637,021         10,496,252
Shares issued upon conversion
  from Class B................     10,263,006         85,283,803
                                 ------------    ---------------
Net increase in shares
  outstanding.................     12,900,027    $    95,780,055
                                 ------------    ---------------
                                 ------------    ---------------

Class B                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1999:
Shares sold...................     92,533,010    $   712,091,062
Shares issued in reinvestment
  of
  dividends and
  distributions...............     11,958,428         91,619,587
Shares reacquired.............   (137,029,543)    (1,051,143,533)
                                 ------------    ---------------
Net decrease in shares
  outstanding before
  conversion..................    (32,538,105)      (247,432,884)
Shares reacquired upon
  conversion into Class A.....    (16,936,033)      (128,328,242)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (49,474,138)   $  (375,761,126)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................    112,375,736    $   940,884,702
Shares issued in reinvestment
  of
  dividends and
  distributions...............     12,097,288        100,594,225
Shares reacquired.............   (116,993,243)      (981,481,666)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      7,479,781         59,997,261
Shares reacquired upon
  conversion into Class A.....    (10,287,840)       (85,283,803)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................     (2,808,059)   $   (25,286,542)
                                 ------------    ---------------
                                 ------------    ---------------

Class C
------------------------------
Year ended December 31, 1999:
Shares sold...................      9,197,134    $    70,833,321
Shares issued in reinvestment
  of
  dividends and
  distributions...............        640,878          4,895,941
Shares reacquired.............     (7,131,689)       (54,661,514)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,706,323    $    21,067,748
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................      8,376,997    $    68,914,249
Shares issued in reinvestment
  of
  dividends and
  distributions...............        409,580          3,387,514
Shares reacquired.............     (4,610,242)       (38,222,404)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      4,176,335    $    34,079,359
                                 ------------    ---------------
                                 ------------    ---------------
Class Z
------------------------------
Year ended December 31, 1999:
Shares sold...................      9,225,121    $    71,318,290
Shares issued in reinvestment
  of
  dividends and
  distributions...............        710,369          5,454,694
Shares reacquired.............    (11,376,862)       (87,747,444)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................     (1,441,372)   $   (10,974,460)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................     11,385,751    $    94,561,990
Shares issued in reinvestment
  of
  dividends and
  distributions...............        596,770          4,953,579
Shares reacquired.............     (8,538,564)       (70,326,775)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      3,443,957    $    29,188,794
                                 ------------    ---------------
                                 ------------    ---------------

--------------------------------------------------------------------------------
                                       25

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                          1999           1998           1997           1996
                                                                       ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $     7.88     $     8.65     $     8.39     $     8.19
                                                                       ----------     ----------     ----------     ----------
Income from investment operations
Net investment income..............................................           .71            .76            .73            .75
Net realized and unrealized gain (loss) on investments.............          (.45)          (.76)           .30            .22
                                                                       ----------     ----------     ----------     ----------
   Total from investment operations................................           .26             --           1.03            .97
                                                                       ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income...............................          (.71)          (.76)          (.73)          (.75)
Distributions in excess of net investment income...................          (.01)          (.01)          (.04)          (.02)
Tax return of capital distributions................................          (.04)            --             --             --
                                                                       ----------     ----------     ----------     ----------
   Total distributions.............................................          (.76)          (.77)          (.77)          (.77)
                                                                       ----------     ----------     ----------     ----------
Net asset value, end of year.......................................    $     7.38     $     7.88     $     8.65     $     8.39
                                                                       ----------     ----------     ----------     ----------
                                                                       ----------     ----------     ----------     ----------
TOTAL RETURN(a)....................................................          3.38%         (0.13)%        12.81%         12.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $1,750,618     $1,677,605     $1,730,473     $1,564,429
Average net assets (000)...........................................    $1,746,123     $1,712,531     $1,635,480     $1,385,143
Ratios to average net assets:
   Expenses, including distribution fees...........................           .80%           .67%           .69%           .72%
   Expenses, excluding distribution fees...........................           .55%           .52%           .54%           .57%
   Net investment income...........................................          9.30%          9.04%          8.59%          9.20%
For Classes A, B, C and Z shares:
   Portfolio turnover rate.........................................            70%           103%           113%            89%

                                                                        1995
                                                                     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $     7.68
                                                                     ----------
Income from investment operations
Net investment income..............................................         .81
Net realized and unrealized gain (loss) on investments.............         .53
                                                                     ----------
   Total from investment operations................................        1.34
                                                                     ----------
Less distributions
Dividends from net investment income...............................        (.81)
Distributions in excess of net investment income...................        (.02)
Tax return of capital distributions................................          --
                                                                     ----------
   Total distributions.............................................        (.83)
                                                                     ----------
Net asset value, end of year.......................................  $     8.19
                                                                     ----------
                                                                     ----------
TOTAL RETURN(a)....................................................       18.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $1,336,354
Average net assets (000)...........................................  $1,056,555
Ratios to average net assets:
   Expenses, including distribution fees...........................         .75%
   Expenses, excluding distribution fees...........................         .60%
   Net investment income...........................................       10.13%
For Classes A, B, C and Z shares:
   Portfolio turnover rate.........................................          78%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     26

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                          1999           1998           1997           1996
                                                                       ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $     7.86     $     8.63     $     8.38     $     8.18
                                                                       ----------     ----------     ----------     ----------
Income from investment operations
Net investment income..............................................           .67            .71            .68            .71
Net realized and unrealized gain (loss) on investments.............          (.45)          (.76)           .29            .22
                                                                       ----------     ----------     ----------     ----------
   Total from investment operations................................           .22           (.05)           .97            .93
                                                                       ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income...............................          (.66)          (.71)          (.68)          (.71)
Distributions in excess of net investment income...................          (.02)          (.01)          (.04)          (.02)
Tax return of capital distributions................................          (.04)            --             --             --
                                                                       ----------     ----------     ----------     ----------
   Total distributions.............................................          (.72)          (.72)          (.72)          (.73)
                                                                       ----------     ----------     ----------     ----------
Net asset value, end of year.......................................    $     7.36     $     7.86     $     8.63     $     8.38
                                                                       ----------     ----------     ----------     ----------
                                                                       ----------     ----------     ----------     ----------
TOTAL RETURN(a)....................................................          2.86%          (.70)%        12.07%         11.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $1,867,620     $2,381,793     $2,640,491     $2,596,207
Average net assets (000)...........................................    $2,180,904     $2,557,252     $2,589,122     $2,652,883
Ratios to average net assets:
   Expenses, including distribution fees...........................          1.30%          1.27%          1.29%          1.32%
   Expenses, excluding distribution fees...........................           .55%           .52%           .54%           .57%
   Net investment income...........................................          8.78%          8.41%          7.99%          8.62%

                                                                        1995
                                                                     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $     7.67
                                                                     ----------
Income from investment operations
Net investment income..............................................         .76
Net realized and unrealized gain (loss) on investments.............         .53
                                                                     ----------
   Total from investment operations................................        1.29
                                                                     ----------
Less distributions
Dividends from net investment income...............................        (.76)
Distributions in excess of net investment income...................        (.02)
Tax return of capital distributions................................          --
                                                                     ----------
   Total distributions.............................................        (.78)
                                                                     ----------
Net asset value, end of year.......................................  $     8.18
                                                                     ----------
                                                                     ----------
TOTAL RETURN(a)....................................................       17.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $2,730,903
Average net assets (000)...........................................  $2,725,385
Ratios to average net assets:
   Expenses, including distribution fees...........................        1.35%
   Expenses, excluding distribution fees...........................         .60%
   Net investment income...........................................        9.56%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     27

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  7.86     $  8.63     $  8.38     $  8.18     $  7.67
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .67         .71         .68         .71         .76
Net realized and unrealized gain (loss) on investments.............       (.45)       (.76)        .29         .22         .53
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................        .22        (.05)        .97         .93        1.29
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.67)       (.71)       (.68)       (.71)       (.76)
Distributions in excess of net investment income...................       (.01)       (.01)       (.04)       (.02)       (.02)
Tax return of capital distributions................................       (.04)         --          --          --          --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.72)       (.72)       (.72)       (.73)       (.78)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  7.36     $  7.86     $  8.63     $  8.38     $  8.18
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(a)....................................................       2.86%      (0.70)%     12.07%      11.97%      17.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $98,347     $83,687     $55,879     $43,374     $24,021
Average net assets (000)...........................................    $95,443     $67,296     $45,032     $28,647     $12,063
Ratios to average net assets:
   Expenses, including distribution fees...........................       1.30%       1.27%       1.29%       1.32%       1.35%
   Expenses, excluding distribution fees...........................        .55%        .52%        .54%        .57%        .60%
   Net investment income...........................................       8.81%       8.49%       7.99%       8.60%       9.49%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     28

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class Z
                                                                       ------------------------------------------------
                                                                                                             March 1,
                                                                                                             1996(c)
                                                                           Year Ended December 31,           Through
                                                                       -------------------------------     December 31,
                                                                        1999        1998        1997           1996
                                                                       -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................    $  7.88     $  8.65     $  8.39       $   8.34
                                                                       -------     -------     -------         ------
Income from investment operations
Net investment income..............................................        .73         .76         .74            .63
Net realized and unrealized gain (loss) on investments.............       (.44)       (.75)        .30            .07
                                                                       -------     -------     -------         ------
   Total from investment operations................................        .29         .01        1.04            .70
                                                                       -------     -------     -------         ------
Less distributions
Dividends from net investment income...............................       (.73)       (.76)       (.74)          (.63)
Distributions in excess of net investment income...................       (.01)       (.02)       (.04)          (.02)
Tax return of capital distributions................................       (.04)         --          --             --
                                                                       -------     -------     -------         ------
   Total distributions.............................................       (.78)       (.78)       (.78)          (.65)
                                                                       -------     -------     -------         ------
Net asset value, end of period.....................................    $  7.39     $  7.88     $  8.65       $   8.39
                                                                       -------     -------     -------         ------
                                                                       -------     -------     -------         ------
TOTAL RETURN(a)....................................................       3.79%       0.00%      12.96%          8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................    $50,330     $65,068     $41,625       $ 31,748
Average net assets (000)...........................................    $60,652     $57,453     $35,808       $ 28,978
Ratios to average net assets:
   Expenses, including distribution fees...........................        .55%        .52%        .54%            57%(b)
   Expenses, excluding distribution fees...........................        .55%        .52%        .54%           .57%(b)
   Net investment income...........................................       9.53%       9.23%       8.74%          9.31%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     29

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000
--------------------------------------------------------------------------------
                                       30

Federal Tax Information (Unaudited)             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
During the fiscal year ended December 31, 1999, the Fund paid ordinary income dividends per share totalling $0.72, $0.68, $0.68 and $0.74 for Class A, B, C and Z shares, respectively. In addition, the Fund paid dividends of $0.04 per share in return of capital for each class of shares during the fiscal year ended December 31, 1999. Accordingly, we wish to advise you that 4.07% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------
                                       31

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio
Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-------------------------------------------------------------
Prudential High Yield Fund, Inc. vs. the
Lehman Brothers High Yield Bond Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge        As of 12/31/99
Since Inception              9.26%
Five Years                   8.27
One Year                    -0.76

Without Sales Charge     As of 12/31/99
Since Inception              9.71%
Five Years                   9.16
One Year                     3.38


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge        As of 12/31/99
Since Inception              9.44%
Ten Years                    9.04
Five Years                   8.39
One Year                    -2.14

Without Sales Charge     As of 12/31/99
Since Inception             9.44%
Ten Years                   9.04
Five Years                  8.53
One Year                    2.86

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in Prudential
High Yield Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers High Yield
Bond Index (the Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year
(December 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares,

Class C
(GRAPH)

Average Annual Total Returns
With Sales Charge              As of 12/31/99
Since Inception                    7.49%
Five Years                         8.31
One Year                           0.83

Without Sales Charge           As of 12/31/99
Since Inception                    7.69%
Five Years                         8.53
One Year                           2.86


Class Z
(GRAPH)

Average Annual Total Returns           As of 12/31/99
Since Inception                             6.55%
One Year                                    3.79

assuming full redemption on December 31, 1999; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed.
The Index returns include the reinvestment of all dividends, but do not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

visit our website at www.prudential.com

Fund Symbols
                NASDAQ    CUSIP
     Class A    PBHAX   74435F106
     Class B    PBHYX   74435F205
     Class C    PBHCX   74435F304
     Class Z    PHYZX   74435F403

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON) Printed on Recycled Paper

Fund Symbols
                 NASDAQ    CUSIP
      Class A    PBHAX   74435F106
      Class B    PBHYX   74435F205
      Class C    PBHCX   74435F304
      Class Z    PHYZX   74435F403

visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF110E        (ICON) Printed on Recycled Paper